UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) December 3, 2004

HAIGHTS CROSS COMMUNICATIONS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

333-109381	13-4087398

(Commission File Number)	(IRS Employer Identification No.)

10 New King Street, Suite 102 White Plains, New York	10604

(Address of Principal Executive Offices)	(Zip Code)

(914) 289-9400

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 Completion of Acquisition or Disposition of Assets

     As previously reported on the Current Report on Form 8-K filed with the Securities and Exchange Commission on December 6, 2004, on December 3, 2004, Haights Cross Communications, Inc. (the “Company”), through its subsidiary Options Publishing, LLC, acquired substantially all of the assets of Options Publishing, Inc., a publisher of K-8 reading, math and literature supplemental education materials and intervention programs (“Options”), for $50.0 million in cash (the “Acquisition”), of which $2.0 million was deposited in an escrow account to secure the indemnification obligations of Options and certain stockholders of Options for breaches of representations, warranties and covenants. As previously reported on the Current Report on Form 8-K filed on December 6, 2004, concurrently with the consummation of the Acquisition, the Company, through Options Publishing, LLC, acquired the building, land, equipment and fixtures leased and used by Options in the operation of its publishing business from an affiliated entity controlled by Options’ stockholders for a cash payment of approximately $1.8 million.

     This Form 8-K/A amends the Current Report on Form 8-K filed on December 6, 2004 to include Item 9.01(a) Financial Statements of Business Acquired and Item 9.01(b) Pro Forma Financial Information.

ITEM 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

The required financial statements of Options Publishing, Inc. are attached hereto as Exhibit 99.1 and are incorporated in their entirety herein by reference.

(b)	Pro Forma Financial Information

The required pro forma financial information is attached hereto as Exhibit 99.2 and is incorporated in its entirety herein by reference.

(c)	Exhibits.

Exhibit No.	Description
23.1	Consent of Robert J. Consaga, Jr., P.C.
99.1	Unaudited financial statements for Options Publishing, Inc. for the nine months ended September 30, 2004 and 2003 and the audited financial statements for the fiscal years ended December 31, 2001, 2002 and 2003.
99.2	Pro forma consolidated financial statements of Haights Cross Communications, Inc. as of September 30, 2004, for the nine months ended September 30, 2004 and 2003 and for the year ended December 31, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAIGHTS CROSS COMMUNICATIONS, INC.
Date: February 2, 2005	By:	/s/ Paul J. Crecca

		Name:	Paul J. Crecca
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Robert J. Consaga, Jr., P.C.
99.1	Unaudited financial statements for Options Publishing, Inc. for the nine months ended September 30, 2004 and 2003 and the audited financial statements for the fiscal years ended December 31, 2001, 2002 and 2003.
99.2	Pro forma consolidated financial statements of Haights Cross Communications, Inc. as of September 30, 2004, for the nine months ended September 30, 2004 and 2003 and for the year ended December 31, 2003.